EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

Avino Silver & Gold Mines Ltd.
570 Granville Street, Suite 900
Vancouver, British Columbia
V6C 3P1 Canada

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with Avino Silver & Gold Mines Ltd., a company formed under the laws of British Columbia, Canada (the “Company”), as follows:

1. This Subscription Agreement, including the Terms and Conditions for Purchase of Units attached hereto as Annex I which are incorporated herein by this reference as if fully set forth herein (the “Terms and Conditions” and, together with this Subscription Agreement, this “Agreement”) is made as of the date set forth below between the Company and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to an aggregate of USD$5,000,000 in units (the “Units”) for a purchase price of USD $2.42 per Unit (the “Purchase Price”). Each Unit will consist of (i) one (1) (each, a “Share” and, collectively, the “Shares”) common share, without par value, of the Company (the “Common Shares”), and (ii) one-half of a share purchase warrant (each whole share purchase warrant being, a “Warrant” and, collectively, the “Warrants”) to purchase one-half of a Common Share (and the fractional amount being the “Warrant Ratio”), in substantially the form attached hereto as Exhibit B. Units will not be issued or certificated and the Shares and Warrants are immediately separable and will be issued separately. The Common Shares issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities”.

3. The offering and sale of the Units (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form F-3, No. 333-193471 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the Prospectus contained therein (the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed, if required, with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing only certain supplemental information regarding the Units, the terms of the Offering and/or the Company, and (c) a Prospectus Supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering and the Company that has been or will be filed with the Commission and has been delivered to the Investor prior to the Closing.

4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the number of Units set forth below (the “Investor Units”) for the aggregate purchase price set forth below (the “Investor Purchase Price”). The Investor Units shall be purchased pursuant to the Terms and Conditions. The Investor acknowledges that the Offering is not being underwritten by the placement agent named in the Prospectus Supplement and that there is no minimum offering amount.

5. The manner of settlement of the Shares included in the Investor Units purchased by the Investor (the “Investor Shares”) shall be as follows:

Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by Computershare Investor Services, LLC, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. NO LATER THAN 8:00 A.M. (EASTERN TIME) ON THE SECOND BUSINESS DAY IMMEDIATELY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	Deliver to the Company or its Agent, this duly completed and executed Agreement;

(II)
If the Investor is not an individual, deliver to the Company or its Agent one manually signed and completed copy of a TSX Venture Exchange Corporate Placee Registration Form in the form attached hereto as Exhibit C, if applicable;

(III)
DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE INVESTOR SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE INVESTOR SHARES, AND

(IV)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE INVESTOR UNITS BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Pay by Fedwire to:

Wells Fargo Bank
375 Park Avenue
New York, N.Y
ABA: 026 005 092

For Payment to: (Beneficiary Bank):

Canadian Imperial Bank of Commerce
SWIFT: CIBCCATT
Institution #010
Transit #00010
400 Burrard Street, Vancouver, B.C. Canada V6C 3A6
Attention: Bernadette Phelps/Tiffany Ha

Beneficiary Name and Account Number:

Account: Avino Silver & Gold Mines Ltd.
Address: Suite 900, 570 Granville Street, Vancouver, BC Canada V6C 3P1
Account Number: 04-30617

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE INVESTOR UNITS OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES AND THE WARRANTS MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6. The executed Warrant shall be delivered in accordance with the terms thereof.

7. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Units, acquired, or obtained the right to acquire, 20% or more of the Common Shares (or securities convertible into or exercisable for Common Shares) or the voting power of the Company on a post-transaction basis.

Exceptions: ____________________________________________________

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

8. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, declared effective by the Commission on January 28, 2014, which is a part of the Company’s Registration Statement and the documents incorporated by reference therein, any Issuer Free Writing Prospectus and the Prospectus Supplement (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering and the Company, including the pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications. The Investor acknowledges that the Disclosure Package contains information that may be material to the Company and its securities that will not be disclosed to the public until the Company files a Current Report on Form 6-K in accordance with Section 13 of Annex I hereto, and the Investor agrees not to transact or agree to transact in the Company’s securities (other than as contemplated by this Agreement) unless and until (a) the Company files a Current Report on Form 6-K with the Commission in accordance with Section 13 of Annex I hereto and (b) NYSE MKT has opened for regular trading on February 21, 2014.

9. No offer by the Investor to buy Investor Units will be accepted and no part of the Investor Purchase Price will be delivered to the Company until the Investor has received or has public access to the Disclosure Package and the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or the Agent (as defined in the Terms and Conditions) on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Disclosure Package and Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

Number of Units: ___________________________

Purchase Price Per Unit: $ ___________________________

Aggregate Investor Purchase Price: $ ___________________________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: February ___, 2014

INVESTOR (print exact legal name)

By:
Print Authorized Signatory Name:

Title:

Address:

[Signature Page I to Avino Silver & Gold Mines Ltd. Subscription Agreement]

Agreed and Accepted this ___day of February 2014:

AVINO SILVER & GOLD MINES LTD.

By:

Name:

Title:

[Signature Page II to Avino Silver & Gold Mines Ltd. Subscription Agreement]

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF UNITS

1. Authorization and Sale of the Units. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Units.

2. Agreement to Sell and Purchase the Units; Agent.

2.1 At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Units set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Units are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2 The Company anticipates that other investors (the “Other Investors”) will participate in the Offering, and expects to complete sales of Units to them. The Company agrees that such Other Investors will execute substantially the same form of Subscription Agreement as this Agreement. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3 Investor acknowledges that the Company has agreed to pay Noble International Investments, Inc., doing business as Noble Financial Capital Markets (the “Agent”) a fee of 7.0% of the gross proceeds received by the Company from the Offering (the “Placement Fee”), and reimburse the Agent’s reasonable expenses.

2.4 The Company has entered into a Placement Agency Agreement, dated the date hereof (the “Placement Agreement”), with the Agent that sets forth the provisions for the payment of the Placement Fee to the Agent, among other matters. The Placement Agreement with the Agent contains certain representations, warranties, covenants and agreements of the Company. By countersigning this Agreement, the Company permits the Investor to rely upon such representations, warranties, covenants and agreements of the Company contained in the Placement Agreement.

2.5 The Company covenants and agrees to use its reasonable best efforts to keep the Registration Statement effective for as long as is needed to deliver freely tradable Warrant Shares (as such term is defined in the Warrant to Purchase Common Stock entered into by the Company in connection with the Offering).

2.6 Without the prior written consent of the Investor, the Company will not, during the period ending forty-five (45) days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares.

The restrictions contained in the preceding paragraph shall not apply to (a) the Units to be sold in this Offering; (b) the issuance by the Company of Common Shares upon the exercise of an option or warrant outstanding on the date hereof; or (c) the issuance of options by the Company to directors, employees or consultants in the normal course of business pursuant to the Company’s existing stock option plan.

3. Closing and Delivery of the Units and Funds.

3.1 Closing. The completion of the purchase and sale of the Units (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Agent, and of which the Investors will be notified in advance by the Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Warrant to purchase a number of whole Warrant Shares determined by multiplying the number of Shares (and Units) set forth on the signature page by the Warrant Ratio and rounding up to the nearest whole number, (c) the aggregate purchase price for the Units being purchased by the Investor will be delivered by or on behalf of the Investor to the Company, and (d) the Company will deliver to the Agent the Placement Fee as well as up to Twenty-Five Thousand Dollars ($25,000) for the Agent’s legal fees and other transaction related expenses amounts provided for in the Placement Agreement.

3.2 Conditions to the Obligations of the Parties.

(a) Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Units to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Units being purchased hereunder as set forth on the Signature Page, (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date, and (iii) the conditional acceptance of the Offering by the TSX Venture Exchange and NYSE MKT.

(b) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Units will be subject to (x) the representations and warranties made by the Company in the Agreement and the Placement Agreement shall be true and correct as of the date hereof and as of the Closing Date and the Company shall have fulfilled those undertakings of the Company required to be fulfilled prior to the Closing Date, as set forth in the Placement Agreement, and (y) that the Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Units that they have agreed to purchase from the Company. The Investor understands and agrees that, in the event that the Agent, in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by the Placement Agreement, then the Agent may, but shall not be obligated to, terminate the Placement Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

3.3 Delivery of Funds. BY NO LATER THAN 8:00 A.M. (EASTERN TIME) ON THE SECOND BUSINESS DAY IMMEDIATELY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Investor Units being purchased by the Investor to the following account:

Pay by Fedwire to:

Wells Fargo Bank
375 Park Avenue
New York, N.Y
ABA: 026 005 092

For Payment to: (Beneficiary Bank):

Canadian Imperial Bank of Commerce
SWIFT: CIBCCATT
Institution #010
Transit #00010
400 Burrard Street, Vancouver, B.C. Canada V6C 3A6
Attention: Bernadette Phelps/Tiffany Ha

Beneficiary Name and Account Number:

Account: Avino Silver & Gold Mines Ltd.
Address: Suite 900, 570 Granville Street, Vancouver, BC Canada V6C 3P1
Account Number: 04-30617

3.4 Delivery of Shares. BY NO LATER THAN 8:00 A.M. (EASTERN TIME) ON THE SECOND BUSINESS DAY IMMEDIATELY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Investor Shares are maintained, which broker/dealer shall be a DTC participant, to set up a DTC Deposit/Withdrawal at Custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Agent. Simultaneously with the delivery to the Company of the funds, and provided that the Offering to the Investor has been conditionally accepted by the TSX Venture Exchange, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Investor Shares pursuant to the information contained in the DWAC.

4. Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Agent, that:

4.1 The Investor (a) is an accredited investor as such term is defined under federal securities laws, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Units set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

4.2 (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Agent that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is resident outside the United States and Canada, then it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense, and the Investor acknowledges and certifies that:

(i)	it is resident in the jurisdiction set out on the Signature Page of this Agreement;

(ii)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(iii)	there is no government or other insurance covering the Securities;

(iv)	there are risks associated with the purchase of the Securities;

(v)
there are restrictions on the Investor’s ability to resell the Securities in Canada and it is the responsibility of the Investor to find out what those restrictions are and to comply with them before selling the Securities; and

(vi)
the Company has advised the Investor that the Company is relying on an exemption from the requirements to provide the Investor with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Investor; and

(b) the Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Units, except as set forth or incorporated by reference in the Base Prospectus, the Prospectus Supplement or any Issuer Free Writing Prospectus.

4.3 (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may violate the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4 The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

4.5 Since the date on which any Agent first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any purchases or sales involving the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). The Investor covenants that it will not engage in any purchases or sales in the securities of the Company (including Short Sales) or disclose any information about the Offering (other than to its advisors that are under a legal obligation of confidentiality) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5. Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares and the Warrants being purchased and the payment therefor. The Agent shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)	if to the Company, to:

Avino Silver & Gold Mines Ltd.
570 Granville Street, Suite 900
Vancouver, BC, V6C 3P1, Canada
Attention: David Wolfin, President

with a copy to:

Weintraub Tobin Chediak Coleman Grodin Law Corporation
475 Sansome Street, Suite 1800
San Francisco, CA, 94111
Attention: Daniel B. Eng

(b)	if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

12. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Units to such Investor.

13. Press Release and 6-Ks. The Company and the Investor agree that the Company shall by February 21, 2014, prior to the opening of the US trading markets: (a) issue a press release announcing the Offering and disclosing all material information regarding the Offering, (b) file a Current Report on Form 6-K with the Commission including a form of this Agreement and the Placement Agreement as exhibits thereto, which such Current Report on Form 6-K shall include all material information regarding the Offering, and (c) if applicable, file another Current Report on Form 6-K with the Commission disclosing any other material information regarding the Company that is contained in the Disclosure Package. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor or any affiliate or investment adviser of the Investor, or include the name of the Investor or any affiliate or investment adviser of any Investor in any press release or filing with the Commission or any regulatory agency or trading market, without the prior written consent of such Investor, except (i) as required by federal securities law and (ii) to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Investor with prior written notice of such disclosure permitted under this sub-clause (ii). As of the filing of the Form 6-Ks referred to in clauses (b) and (c) described above, the Investor shall not be in possession of any material, non public information received from the Company, any subsidiary of the Company or any of their respective officers, directors or employees in connection with the Offering.

14. Termination. In the event that the Placement Agreement is terminated by the Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto. The Investor shall have the right to terminate this agreement if the Closing has not occurred on or before February 26, 2014.

15. Maximum Offering Amount. The Company hereby covenants and agrees that the aggregate purchase price of the Units to be sold in this offering shall not exceed USD $5.0 million.

EXHIBIT A TO SUBSCRIPTION AGREEMENT

AVINO GOLD & SILVER MINES LTD.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares and Warrants are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares.

Exhibit A-1

EXHIBIT B TO SUBSCRIPTION AGREEMENT
FORM OF WARRANT CERTIFICATE

AVINO SILVER & GOLD MINES LTD.

(Incorporated under the laws of the Province of British Columbia)

Warrant Certificate No. ●	Warrants to Purchase
● Common Shares

This Warrant will be void and of no value unless exercised prior to 4:30 p.m. (Vancouver time) on ● , 2017 (the “Expiry Time”).

THIS IS TO CERTIFY THAT, for value received, ● (the “Holder”), of ●, is entitled to purchase, at any time and from time to time, up to ● fully paid and non-assessable common shares without par value (the “Shares”) in the capital of Avino Silver & Gold Mines Ltd. (the “Company”), upon and subject to the terms and conditions hereinafter referred to.

The Holder is entitled to purchase the Shares at and for a price of USD $● (the “Exercise Price”), until the Expiry Time; PROVIDED THAT if the volume weighted average price for the Company's common share on the NYSE MKT for a period of twenty (20) consecutive trading days is greater than USD $6.85 per share, then the Company may deliver a notice (the "Notice") to the Holder notifying such Holder that the Warrants must be exercised within thirty (30) days from the date of delivery of such Notice, otherwise the Warrants will expire at 4:30 p.m. (Vancouver time) on the thirty-first (31st) day after the date of delivery of the Notice.

Such right to purchase the Shares may only be exercised by the Holder within the time hereinbefore set out by:

(i) duly completing, in the manner indicated, and executing the Subscription Form attached hereto; and

(ii) surrendering this Warrant to the Company at Suite 900, 570 Granville Street, Vancouver, B.C., V6C 3P1, together with cash or a certified cheque payable to the order of the Company in the amount of the aggregate exercise price of the Shares subscribed for.

This Warrant and such certified cheque or cash will be deemed to be so surrendered and exercised only upon actual receipt thereof by the Company (the “Exercise Date”).

Any Shares issued on the exercise of this Warrant will be issued effective on the Exercise Date. Unless otherwise directed, the Company will, within three business days of the Exercise Date, mail or caused to be mailed to the Holder at the address indicated on the Subscription Form attached hereto a certificate or certificates representing such Shares.

This Warrant is transferable.

The Holder may subscribe for and purchase any lesser number than the whole number of Shares purchasable under this Warrant and, in such event, will be entitled to receive a new Warrant with respect to the remaining balance of the Shares purchasable under this Warrant.

Exhibit B-1

In the event of any alteration of the Shares, including any subdivision, consolidation or reclassification, or in the event of any form of reorganization of the Company, including any amalgamation, merger or arrangement, an adjustment will be made to the terms of the Warrants such that the Holder, upon exercise of any Warrants following the completion of any of the above noted events, will be entitled to receive the same number and kind of securities that it would have been entitled to receive had it exercised its Warrants immediately prior to such event.

To the extent that this Warrant confers the right to purchase a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to purchase a whole number of Shares. No fractional Shares will be issued nor consideration given in lieu thereof.

The Holder may, at any time prior to the Expiry Time, upon surrender hereof to the Company and upon payment of such applicable transfer charges as may be required by the Company from time to time, exchange this Warrant for other Warrants entitling the Holder to subscribe in the aggregate for the same number of Shares as are purchasable under this Warrant at the time of such exchange.

The terms and holding of this Warrant do not constitute the Holder to be a shareholder of the Company or entitle the Holder to any right or interest with respect thereto except as herein expressly provided.

The Company will reserve and set aside sufficient shares in its authorized capital to issue the Shares which may be issued from time to time on exercise of the Warrant.

Any notice to be given hereunder to the Holder will be given in writing and either sent by telecopier, delivered or mailed by prepaid post to the Holder at the address indicated on the Warrant, or at such other address as the Holder may hereafter designate by notice in writing. If such notice is sent by telecopier or is delivered, it will be deemed to have been given at the time of delivery; if such notice is sent by mail, it will be deemed to have been given 48 hours following the date of mailing thereof. In the event of a mail strike or disruption in postal service at or prior to the time a notice is deemed to have been received by mail, such notice will be delivered, or sent by telecopier or e-mail to the fax no. or e-mail address, respectively, specified by the Holder.

In the event of any conflict between the provisions of the Warrant to Purchase Common Shares and this Warrant Certificate, the provisions of the former shall prevail.

This Warrant will be governed by and construed in accordance with the laws of the State of New York.

Time will be of the essence hereof.

IN WITNESS WHEREOF the Company has caused this Warrant to be signed by its duly authorized officer as of the ● day of February, 2014.

AVINO SILVER & GOLD MINES LTD.

Per:
Authorized Signatory

Exhibit B-2

EXHIBIT C TO SUBSCRIPTION AGREEMENT

FORM 4C
CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the TSX-V (“Exchange”) and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name: __________________________________________________________________________________________

(b)	Complete Address: ________________________________________________________________________________

(c)	Jurisdiction of Incorporation or Creation: _______________________________________________________________

2.	(a) Is the Placee purchasing securities as a portfolio manager: (Yes/No)? __________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? __________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)
it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)
it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)
it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

Exhibit C-1

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

*   If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Exhibit C-2

Dated and certified (if applicable), acknowledged and agreed, at __________________________ on _______________, 2014.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

Exhibit C-3